exhibit 10.5

                              Fourth Amendment to
                           Purchase and Sale Contract
                               (Serramonte Plaza)
     This Fourth Amendment To Purchase and Sale Contract (this "Amendment") is entered into as of November 30, 1999, by and between SERRAMONTE PLAZA, a California limited partnership ("Seller") and STRATEGIC ACQUISITION CORPORATION, a Delaware corporation ("Purchaser"), with respect to an escrow established with Fidelity National Title Insurance Company.
     Reference is made to that certain Purchase and Sale Contract dated as of July 6, 1999 between Purchaser and Seller, as amended by that certain First Amendment to Purchase and Sale Contract dated as of August 13, 1999; that certain Second Amendment to Purchase and Sale Contract dated as of September 13, 1999; and that certain Third Amendment to Purchase and Sale Contract dated as of November 12, 1999 (as so amended, the "Contract"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.
     Purchaser and Seller desire to amend the Contract pursuant to the terms set forth below.
     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Contract is hereby amended as follows:
     1. Closing Date. The Closing Date is hereby extended from November 30, 1999 to December 15, 1999, provided that Seller and Purchaser may change the Closing Date to an earlier date by mutual written agreement.
     2. Counterparts. This Amendment may be executed in counterparts, each of which when compiled together shall constitute one and the same original.
     3. No Other Modifications. Except as expressly modified hereby, all terms and conditions of the Contract remain unmodified and in full force and effect.
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     IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment as of the date written above.
"Seller"
SERRAMONTE PLAZA, a California limited partnership
By:  GP Services XVII, Inc., a South Carolina corporation, Its General Partner
By:
   Its:
"Purchaser"
STRATEGIC ACQUISITION CORPORATION, a Delaware corporation
By:
   Its: